  As filed with the Securities and Exchange Commission on January 19, 1996
                                          Securities Act File No. 33-
                                 Investment Company Act File No. 811-

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                  Form N-2
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]
                        Pre-Effective Amendment No.                     [ ]
                        Post-Effective Amendment No.                    [ ]
                                   and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]
                               Amendment No.                            [ ]

                  AUTOMATIC COMMON EXCHANGE SECURITY TRUST
           (Exact Name of Registrant as Specified in its Charter)

                          c/o Goldman, Sachs & Co.
                              85 Broad Street
                          New York, New York 10004
                  (Address of Principal Executive Offices)
     Registrant's Telephone Number, including Area Code: (212) 902-1000

                            Kenneth L. Josselyn
                              85 Broad Street
                          New York, New York 10004
                  (Name and Address of Agent for Service)
                                 Copies to:
                        Robert E. Buckholz, Jr., Esq.
                            Sullivan & Cromwell
                              125 Broad Street
                          New York, New York 10004

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

      [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 33-_________.

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

            Title of Securities                  Proposed Maximum Aggregate                     Amount of
              Being Registered                       Offering Price <F1>                     Registration Fee

             Automatic Common
            Exchange Securities                         $10,000,000                             $3448.28

 <F1>  Estimated solely for the purpose of calculating the registration fee.


            The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                  AUTOMATIC COMMON EXCHANGE SECURITY TRUST
                           CROSS-REFERENCE SHEET
         (Pursuant to Rule 404(c) under the Securities Act of 1933)

                         Part A & B of Prospectus*
Item
Number            Caption                     Location in Prospectus

1.  Outside Front Cover . . . . . . . . . .   Front Cover Page

2.  Inside Front and Outside
    Back Cover Page . . . . . . . . . . . .   Front Cover Page; Inside Front
                                               Cover Page; Outside Back
                                               Cover Page

3.  Fee Table and Synopsis  . . . . . . . .   Prospectus Summary; Fee Table

4.  Financial Highlights  . . . . . . . . .   Not Applicable

5.  Plan of Distribution  . . . . . . . . .   Front Cover Page; Prospectus
                                               Summary; Underwriting

6.  Selling Shareholders  . . . . . . . . .   Not Applicable

7.  Use of Proceeds . . . . . . . . . . . .   Use of Proceeds; Investment
                                               Objective and Policies

8.  General Description of the Registrant .   Front Cover Page; Prospectus
                                               Summary; The Trust; Investment
                                               Objective and Policies;
                                               Risk Factors

9.  Management  . . . . . . . . . . . . . .   Management and Administration
                                               of the Trust

10. Capital Stock, Long-Term Debt
    and Other Securities  . . . . . . . . .   Description of the Securities

11.   Defaults and Arrears
      on Senior Securities  . . . . . . . .   Not Applicable

12.   Legal Proceedings . . . . . . . . . .   Not Applicable

13.   Table of Contents of the Statement
      of Additional Information   . . . . .   Not Applicable

14.   Cover Page  . . . . . . . . . . . . .   Not Applicable

15.   Table of Contents . . . . . . . . . .   Not Applicable

16.   General Information and History . . .   The Trust

17.   Investment Objective and Policies . .   Investment Objective
                                               and Policies

18.   Management  . . . . . . . . . . . . .   Management and Administration
                                               of the Trust

19.   Control Persons and Principal
      Holders of Securities . . . . . . .     Management and Administration
                                               of the Trust

20.   Investment Advisory
      and Other Services  . . . . . . . .     Management and Administration
                                               of the Trust

21.   Brokerage Allocation and
      Other Practices . . . . . . . . . .     Investment Objective and
                                               Policies

22.   Tax Status  . . . . . . . . . . . .     Certain Federal Income Tax
                                               Considerations

23.   Financial Statements  . . . . . . .     Statement of
                                               Assets and Liabilities

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

               SUBJECT TO COMPLETION, DATED JANUARY 19, 1996
                            ____________ Shares

                             [Name of Company]
                  Automatic Common Exchange Security Trust
                $  .   Automatic Common Exchange Securities
   (Subject to Exchange into Shares of Common Stock of [Name of Company])

      Each of the $ .   Automatic Common Exchange Securities (the
"Securities") of [Name of Company] Automatic Common Exchange Security Trust (the "Trust") represents the right to receive an annual distribution of $x.xx, and will be exchanged for between 0.x and 1.xx shares of common
stock,     par value (the "Common Stock"), of [Name of Company] (the
"Company") on         , 199_ (the "Exchange Date").  The annual
distribution of $  .  per Security is payable quarterly on each        ,
   ,       and           , commencing               , 1996.  The Securities
are not subject to redemption.

      The Trust is a newly organized, finite-term Trust established to purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and one or more forward purchase contracts (the "Contracts") with certain existing shareholders (the "Sellers") of the Company relating to the Common Stock. The Trust's investment objective is to provide each holder of Securities with a
quarterly distribution of $  .   per Security and, on the Exchange Date, a
number of shares of Common Stock per Security equal to the Exchange Rate. The Exchange Rate is equal to (i) if the Current Market Price is less than
$  .   (the "Appreciation Threshold Price") but equal to or greater than
$  .   (the "Downside Protection Threshold Price"), a number (or fractional number) of shares of Common Stock per Security having a value (determined at the Current Market Price) equal to the Initial Price, (ii) if the Current Market Price is equal to or greater than the Appreciation Threshold Price, 0.x shares of Common Stock per Security and (iii) if the Current Market Price is less than the Downside Protection Threshold Price, 1.xx shares of Common Stock per Security, subject in each case to adjustment in certain events. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu
thereof.  The "Initial Price" is $  .    per share of Common Stock.  The
"Current Market Price" means the average Closing Price per share of Common Stock on the 20 Trading Days immediately prior to, but not including, the Exchange Date. In lieu of delivery of the Common Stock, the Sellers may elect under the Contracts to pay cash on the Exchange Date in an amount equal to the then current market value of the number of shares of the Common Stock determined under the above formula (the "Cash Settlement Alternative"). To the extent the Sellers elect the Cash Settlement Alternative, holders of Securities will receive cash instead of Common Stock on the Exchange Date. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof.

      Holders of Securities will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because holders of Securities will realize no equity appreciation if, on the Exchange Date, the Current Market Price of the Common Stock is below the Appreciation Threshold Price, and less than all of the appreciation if at that time the Current Market Price is above the Appreciation Threshold Price. Unlike the Common Stock, an investment in the Securities affords protection from depreciation of the Common Stock to the extent that the Current Market Price does not fall below the Downside Protection Threshold Price. In the event the Current Market Price is less than the Downside Protection Threshold Price, holders will receive 1.xx shares of Common Stock per Security (or the Current Market Price thereof) and accordingly
will have only limited protection from depreciation below   % of the
Initial Price.

      The Company is not affiliated with the Trust.

      Application will be made to list the Securities on the [New York]
Stock Exchange under the symbol     .  Prior to this offering there has
been no public market for the Securities.  The last reported sale price of
the Common Stock on the [New York] Stock Exchange on              , 1996,
was $       per share, which is equal to the issue price of the Securities.

      SEE "RISK FACTORS" ON PAGE 19 OF THIS PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS RELEVANT TO AN INVESTMENT IN THE SECURITIES.
                                                   (continued on next page)
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                                                    Proceeds to the
                                                       Price to Public        Sales Load <F1>       Trust <F2>
 Per Security  . . . . . . . . . . . . . . . . .       $                      $  <F4>                 $
 Total<F3> . . . . . . . . . . . . . . . . . . . .     $                      $  <F4>                 $


<F1>   The Trust, the Company and the Sellers have agreed to indemnify the
      Underwriters against certain liabilities, including liabilities under
      the Securities Act of 1933.   See "Underwriting".
<F2>  Expenses of the offering, which are payable by the Sellers, are
      estimated to be $         .
<F3>  The Trust has granted to the Underwriters an option for 30 days to purchase up to an additional ________ Securities at the price to the public per Security, solely to cover over-allotments. If the option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Trust will be $__________, $__________, $___________, respectively.  See "Underwriting".
<F4>  In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters as compensation ("Underwriters' Compensation") $x.xx per Security. See "Underwriting".

      The Securities are offered severally by the Underwriters, as specified herein, subject to receipt and acceptance by them and subject to
their right to reject any order in whole or in part.   It is expected that
certificates for the Securities will be ready for delivery at the offices
of Goldman, Sachs & Co., New York, New York, on or about       , 1996.

                            Goldman, Sachs & Co.

             The date of this Prospectus is            , 1996.

      The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

      This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.

      The Securities may be a suitable investment for those investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contracts and the U.S. Treasury securities held by the Trust.

      The Trust will be a grantor trust for federal income tax purposes and each holder of Securities will be treated as the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts. For a discussion of the principal United States federal income tax consequences of ownership of Securities, see "Certain Federal Income Tax Considerations".

      TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A PREMIUM TO OR DISCOUNT FROM NET ASSET VALUE. BASED ON ITS ASSETS AND THE MARKET IN WHICH THE SECURITIES ARE EXPECTED TO TRADE, THE TRUST BELIEVES THE SECURITIES ARE UNLIKELY TO TRADE AT A PREMIUM TO OR DISCOUNT FROM NET ASSET VALUE. THE TRUST BELIEVES, HOWEVER, THAT BECAUSE OF THE YIELD ON THE SECURITIES AND THE FORMULA FOR DETERMINING THE NUMBER OF SHARES OF COMMON STOCK TO BE DELIVERED ON THE EXCHANGE DATE, THE SECURITIES WILL TEND TO TRADE AT A PREMIUM TO THE MARKET VALUE OF THE COMMON STOCK TO THE EXTENT THE COMMON STOCK PRICE FALLS AND AT A DISCOUNT TO THE MARKET VALUE OF THE COMMON STOCK TO THE EXTENT THE COMMON STOCK PRICE RISES.

      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SECURITIES OR THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE
PREVAIL IN THE OPEN MARKET.   SUCH TRANSACTIONS MAY BE EFFECTED ON THE [NEW
YORK] STOCK EXCHANGE OR OTHERWISE.   SUCH STABILIZING, IF COMMENCED, MAY BE
DISCONTINUED AT ANY TIME.

                             PROSPECTUS SUMMARY

      This summary of the provisions relating to the Securities does not purport to be complete and is qualified in its entirety by the detailed
information appearing elsewhere in this Prospectus.   Certain terms used in
this summary are defined elsewhere in this Prospectus.

The Trust

      General. The Trust is a newly organized, finite-term, Delaware business trust. The Trust will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). Under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust.

      Investment Objective and Policies. The Trust will purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and one or more Contracts with the Sellers obligating the Sellers, severally and not jointly, on the Exchange Date, to deliver to the Trust a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares subject to such Seller's Contract (or the Current Market Price thereof). It is the Trust's investment objective to provide the holders of Securities ("Holders") with a quarterly distribution of $x.xx per Security (equal to the pro rata portion of the quarterly cash distributions from the proceeds of the U.S. Treasury securities) and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate or, to the extent the Sellers elect the Cash Settlement Alternative, an amount in cash equal to the Current Market Price thereof. The Exchange Rate is equal to
(i) if the Current Market Price is less than the Appreciation Threshold Price but equal to or greater than the Downside Protection Threshold Price, a number (or fractional number) of shares of Common Stock per Security having a value (determined at the Current Market Price) equal to the Initial Price, (ii) if the Current Market Price is equal to or greater than the Appreciation Threshold Price, 0.x shares of Common Stock per Security and (iii) if the Current Market Price is less than the Downside Protection Threshold Price, 1.xx shares of Common Stock per Security, subject in each case to adjustment in certain events. This provides the Trust with the potential for a portion of any capital appreciation above the Appreciation Threshold Price on the Common Stock, and limited protection from depreciation of the Common Stock. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See "Investment Objective and Policies -- Trust Termination".

      The purchase price under the Contracts is equal to $   per share of
Common Stock initially subject thereto and $          (_____ shares of
Common Stock) in the aggregate and is payable to the Sellers by the Trust at the closing of the offering of the Securities. The obligations of each Seller under its Contract will be secured by a pledge of the Common Stock or, at the election of the Sellers, by substitute collateral consisting of
short-term, direct obligations of the U.S. Government.   See "Investment
Objective and Policies -- The Contracts -- Collateral Arrangements;
Acceleration".

The Offering

      The Trust is offering _____ Securities to the public at a purchase
price of $    per Security (which is equal to the last reported sale price of the Common Stock on the date of the Offering) through a group of underwriters (the "Underwriters") lead managed by Goldman, Sachs & Co

("Goldman Sachs").  In addition, the Underwriters have been granted options
to purchase up to             additional Securities solely for the purpose
of covering over-allotments.   See "Underwriting".

The Securities

      General. The Securities are designed to provide investors with a higher distribution per Security than the dividend currently paid per share
on the Common Stock.   The annual distribution on the Securities is $
per share.   Based on the current annual dividend rate of $     per share
of Common Stock, the annual per share distribution per Security is $ greater than the current annual per share dividend rate on the Common
Stock.   Future declarations of dividends on the Common Stock by the
Company and the amount of such dividends are discretionary with its Board
of Directors and subject to legal and other factors.   Such further
declarations will necessarily depend on the Company's future earnings, financial condition, capital requirements and other factors. Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock.

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Current Market Price of the Common Stock is below the
Appreciation Threshold Price (which represents an appreciation of    % of
the Initial Price). Moreover, because a Holder will only receive 0.x shares of Common Stock per Security (or the current Market Price thereof) if the Current Market Price exceeds the Appreciation Threshold Price,
Holders will only be entitled to receive upon exchange   % of any
appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price.

      Unlike the Common Stock, an investment in the Securities affords protection from depreciation of the Common Stock to the extent that the Current Market Price does not fall below the Downside Protection Threshold Price. In the event the Current Market Price is less than the Downside Protection Threshold Price, Holders will receive 1.xx shares of Common Stock per Security (or the Current Market Price thereof) and accordingly
will have only limited protection from depreciation below   % of the
Initial Price.

      Distributions.  Holders are entitled to receive distributions at the
rate per Security of $    per annum or $    per quarter, payable quarterly
on each          ,        ,        and                 or, if any such date
is not a business day, on the next succeeding business day, to Holders of
record as of each     ,     ,      and     , respectively.  The first
distribution will be payable on               , 1996 to Holders of record
as of           , 1996.  See "Investment Objective and Policies --
General".

      Mandatory Exchange. On the Exchange Date, each outstanding Security will be exchanged automatically for between 0.x and 1.xx shares of Common Stock, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Common Stock. In lieu of delivery of the Common Stock, the Sellers may elect under the Contracts to pay cash on the Exchange Date in an amount equal to the then Current Market Price of such number of shares of the Common Stock (the "Cash Settlement Alternative"). To the extent the Sellers elect the Cash Settlement Alternative, Holders will receive cash instead of Common Stock on the Exchange Date. In addition, in the event of a merger of the Company into another entity, or the liquidation of the Company, or in certain related events, Holders would receive consideration in the form of cash or Marketable Securities (as defined below under the caption "Investment Objective and Policies -- The Contracts --Dilution
Adjustments") rather than shares of Common Stock.   Further, the occurrence
of certain defaults by the Sellers under the Contracts or the collateral arrangements would cause the acceleration of the Contracts and the exchange of each Security for an amount of shares of Common Stock (or Marketable Securities), cash, or a combination thereof, in respect of the shares of Common Stock and the U.S. Treasury Securities. See "Investment Objective and Policies -- The Contracts -- Collateral Arrangements; Acceleration"; "-- The U.S. Treasury Securities" and "-- Trust Termination".

      Voting Rights. Holders will have the right to vote on matters affecting the Trust, as described below under the caption "Description of the Securities", but will have no voting rights with respect to the Common Stock prior to receipt of shares of Common Stock by the Holders as a result of the exchange of the Securities for the Common Stock on the Exchange
Date.   See "Investment Objective and Policies -- The Company" and
"Description of the Securities".

The Company

The Company is [description].

      Reference is made to the accompanying prospectus of the Company
(pages A-1 through A-      hereto) which describes the Company (including
financial matters) and the shares of Common Stock of the Company deliverable to the Holders upon mandatory exchange of the Securities on the
Exchange Date.   The Company is not affiliated with the Trust and will not
receive any of the proceeds from the sale of the Securities.   The Company
prospectus relates to an aggregate of            shares of Common Stock.

Certain Federal Income Tax Considerations

      The Trust will be treated as a grantor trust for federal income tax purposes. Accordingly, each Holder will be treated for federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury securities and the Contracts, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. The U.S. Treasury securities held by the Trust will be treated for federal income tax purposes as having "original issue discount" that will accrue over the term of the U.S. Treasury securities. It is currently anticipated that a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and therefore will not be considered current income for federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury securities as it accrues. A Holder will have taxable gain or loss upon receipt of cash in lieu of Common Stock distributed upon termination of the Trust. Each Holder's basis in its Common Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any shares of Common Stock for which cash is received. See "Certain Federal Income Tax Considerations".

Management and Administration of the Trust

      The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by [three] Trustees. The day-to-day administration of the Trust will be carried out by _______________ (or its successor) as trust administrator (the "Administrator"). _______________ (or its successor) will also act as custodian for the Trust's assets and as paying agent, registrar and transfer agent with respect to the Securities. Except as aforesaid, has no other affiliation with, and is not engaged in any other transaction with, the Trust. See "Management and Administration of the Trust".

Life of the Trust

      The Trust will terminate automatically on or shortly after the Exchange Date. Promptly after the Exchange Date the shares of Common Stock or cash, as the case may be, to be exchanged for the Securities and other remaining Trust assets, if any, net of remaining Trust expenses, if any,
will be distributed pro rata to Holders.   See "Investment Objective and
Policies -- Trust Termination".

Risk Factors

      The Trust will not be managed in the traditional sense. The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company. See "Risk Factors -- Internal Management; No Portfolio Management" and "Management and Administration of the Trust -- Trustees".

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if at the Exchange Date the Current Market Price of the Common Stock is below the Appreciation
Threshold Price (which represents an appreciation of    % of the Initial
Price). Moreover, because a Holder will only receive 0.x shares of Common Stock per Security (or the Current Market Price thereof) if the Current Market Price exceeds the Appreciation Threshold Price, Holders will only be
entitled to receive upon exchange   % of any appreciation of the value of
the Common Stock in excess of the Appreciation Threshold Price. Unlike the Common Stock, an investment in Securities affords protection from depreciation of the Common Stock to the extent that the Current Market Price does not fall below the Downside Protection Threshold Price. In the event the Current Market Price is less than the Downside Protection Threshold Price, Holders will receive 1.xx shares of Common Stock per Security (or the Current Market Price thereof) and accordingly will have
only limited protection from depreciation below   % of the Initial Price.

      The Trust is classified as a "non-diversified" investment company
under the Investment Company Act.   Consequently, the Trust is not limited
by the Investment Company Act in the proportion of its assets that may be
invested in the securities of a single issuer.   Since the only securities
held by the Trust will be the U.S. Treasury securities and the Contracts, the Trust may be subject to greater risk than would be the case for an investment company
with more diversified investments.   See "Investment Objective and
Policies" and "Risk Factors -- Non-Diversified Status".

      The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Common Stock in the secondary market. Trading prices of Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

      Holders of the Securities will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers shall have delivered shares of Common Stock pursuant to the Contracts at the Exchange Date.

Listing

      Application will be made to list the Securities on the [New York] Stock Exchange [(the "NYSE")] under the symbol _______________.

Fees and Expenses

      In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the
Sellers, the Underwriting Agreement provides that the Sellers will pay Underwriters' Compensation to the Underwriters of $x.xx per Security. See "Underwriting". Estimated organization costs of the Trust in the amount of
$        and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of
$        will be paid by the Sellers from the proceeds of the sale to the Trust of the Contracts. Each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by the Sellers at the closing of the offering of the Securities a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of
the Trust (estimated to be $        in the aggregate), over the term of the
Trust. Goldman Sachs have agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Goldman Sachs will be reimbursed by the Sellers for all fees and expenses of the Trust and all reimbursements of indemnifications paid by Goldman Sachs. See "Management and Administration of the Trust -- Estimated Expenses".

      Regulations of the Securities and Exchange Commission ("SEC") applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust will not bear any fees or expenses, investors will not bear any direct expenses. The only expense that an investor might be considered to be bearing indirectly is the Underwriters' Compensation payable by the Sellers with respect to such Investor's Securities. See "Investment Objective and Policies -- General".

                       Investor Transaction Expenses

                    Sales load (as a percentage of offering price)  . . . . . . . . . . . . . . .           %
                      Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0%
                      Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0%


                            Total Annual Expenses   . . . . . . . . . . . . . . . . . . . . . . .          0%

SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVE AND POLICIES -- GENERAL." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                                                               1 Year           3 Years

                     You would pay the following expenses (i.e., the
                     applicable sales load) on a $1,000 investment,
                     assuming a 5% annual return . . . . . . . . . . . . .     $                $

                                 THE TRUST

      The Trust is a newly organized Delaware business trust and will be registered as a closed-end investment company under the Investment Company Act. The Trust was formed on January 18, 1996 pursuant to a declaration of trust dated as of such date. The address of the Trust is 85 Broad Street, New York, New York 10004 (telephone no. (212) 902-1000).

                              USE OF PROCEEDS

      The net proceeds of this offering will be used to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities and the payment dates thereof, and to pay the purchase price under the Contracts to the Sellers.

                     INVESTMENT OBJECTIVE AND POLICIES

General

      The Trust will purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and one or more Contracts relating to the Common Stock of the Company. The Trust's investment objective is to provide each Holder with a quarterly cash distribution of $x.xx per Security (equal to the pro rata portion of the quarterly distributions from the proceeds of the U.S. Treasury securities) and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate or, to the extent the Sellers elect the Cash Settlement Alternative, an amount in cash equal to the Current Market Price thereof. The Exchange Rate is equal to (i) if the Current Market Price is less than the Appreciation Threshold Price but equal to or greater than the Downside Protection Threshold Price, a number (or fractional number) of shares of Common Stock per Security equal to the Initial Price divided by the Current Market Price (i.e., the value of such shares of Common Stock (determined at the Current Market Price) shall equal the Initial Price), (ii) if the Current Market Price is equal to or greater than the Appreciation Threshold Price, 0.x shares of Common Stock per Security and (iii) if the Current Market Price is less than the Downside Protection Threshold Price, 1.xx shares of Common Stock per Security, subject in each case to adjustment in certain events. See "-- The Contracts -- Dilution Adjustments". For purposes of the preceding clause
(i) the Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See "-- Trust Termination". The Current Market Price per share of Common Stock means the average Closing Price (as defined below) of a share of Common Stock on the 20 Trading Days (as defined below) immediately prior to but not including the Exchange Date. The Closing Price of the Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock as reported on the [NYSE Consolidated Tape] on such date of determination or, if the Common Stock is not listed for trading on the [NYSE] on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq National Market or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Common Stock deliverable under the Contracts as described under "-- The Contracts -- Dilution Adjustments" occurs prior to the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

      A fundamental policy of the Trust is to invest at least [80%] of its portfolio in the Contracts. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Fund's outstanding Securities. A "majority of the Fund's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

      The value of the Common Stock (or cash or Marketable Securities received in lieu thereof) that will be received by Holders in respect of the Securities on the Exchange Date may be more or less than the amount paid for the Securities offered hereby.

      For illustrative purposes only, the following chart shows the number of shares of Common Stock that a Holder would receive for each Security at
various Current Market Prices.   The chart assumes that there would be no
adjustments to the number of shares of Common Stock deliverable under the Contracts by reason of the occurrence of any of the events described under "--The Contracts -- Dilution Adjustments". There can be no assurance that
the Current Market Price will be within the range set forth below.   Given
the initial price of $     per Security, the Appreciation Threshold Price
of $        and the Downside Protection Threshold Price of $            , a
Holder would receive in connection with the exchange of Securities on the Exchange Date the following number of shares of Common Stock:

                  Current Market Price                Number of Shares
                  of Common Stock                     of Common Stock



            The following table sets forth information regarding the distributions to be received on the U.S. Treasuries, the portion of each year's distributions that will constitute a return of capital for federal income tax purposes and the amount of original issue discount accruing on the U.S. Treasuries with respect to a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering. See "Certain Federal Income Tax Considerations -- Recognition of Interest on the U.S. Treasury Securities".

                                                                                       Annual
                                          Annual Gross                              Inclusion of
                   Annual Gross        Distributions from     Annual Return        Original Issue
                Distributions from      U.S. Treasuries      of Capital per      Discount in Income
     Year        U.S. Treasuries          per Security          Security            per Security


 1996          $                     $                       $                 $
 1997
 1998
 1999
 2000



            The annual distribution of $  per Security is payable quarterly
on each         ,         ,        and         , commencing      , 1996.
Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock. See "Management and Administration of the Trust -- Distributions".

Enhanced Yield; Limited Depreciation Protection; Less Equity Appreciation than Common Stock

            Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. However, there is no assurance that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Current Market Price of the Common Stock is below the
Appreciation Threshold Price (which represents an appreciation of    % of
the Initial Price). Moreover, because Holders will only receive 0.x shares of Common Stock per Security (or the Current Market Price thereof) if the Current Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange ___% (the percentage equal to the Initial Price divided by the Appreciation Threshold Price) of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Unlike the Common Stock, an investment in Securities affords protection from depreciation of the Common Stock to the extent that the Current Market Price does not fall below the Downside Protection
Threshold Price.   In the event the Current Market Price is less than the
Downside Protection Threshold Price, Holders will receive 1.xx shares of Common Stock per Security (or the Current Market Price thereof) and
accordingly will have only limited protection from depreciation below    %
of the Initial Price.

The Company

            (description of the Company)

            The shares of Common Stock are traded on (the [New York] Stock
Exchange.   The following table sets forth, for the indicated periods, the reported high and low sales prices of the shares of Common Stock on the [New York] Stock Exchange Composite Tape and the cash dividends per share
of Common Stock.  As of     , 1996, there were    record holders of the
Common Stock, including The Depository Trust Company, which holds shares of Common Stock on behalf of an indeterminate number of beneficial owners.

                                                                                          Dividend
                                                                 High         Low        Per share

              1994
                 1st Quarter                                   $           $          $
                 2nd Quarter
                 3rd Quarter
                 4th Quarter
              1995
                 1st Quarter
                 2nd Quarter
                 3rd Quarter
                 4th Quarter
              1996
                 1st Quarter (through  , 1996)


            Holders will not be entitled to rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) until receipt of shares of Common Stock by the Holders as a result of the exchange of the Securities for the Common Stock on the Exchange Date.

            Reference is made to the accompanying prospectus of the Company
(pages A-1 through A-        hereto) which describes the Company (including
financial matters) and the shares of Common Stock deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date.
The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities. The Company prospectus relates to an aggregate of ___________ shares of Common Stock.

The Contracts

            General. The Trust will enter into one or more Contracts with the Sellers obligating each of the Sellers, severally and not jointly, to deliver to the Trust on the Exchange Date a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares of Common Stock subject to such Seller's Contract. The aggregate initial number of shares of Common Stock under the Contracts will equal the aggregate number of Securities offered hereby (subject to increase in the event the Underwriters exercise their overallotment option). Each Contract also provides that the Seller with respect to such Contract may deliver to the Trust on the Exchange Date, at such Seller's option, an amount of cash equal to the value of the Common Stock deliverable pursuant to such Contract (the "Cash Settlement Alternative"). A Seller electing to deliver cash in lieu of shares of Common Stock would be required to deliver cash in respect of all shares deliverable pursuant to such Contract.

            The purchase price of the Contracts was arrived at by arm's-length negotiation between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Securities. All matters relating to the administration of the Contracts will be the responsibility of either the Administrator or the Custodian.

            Dilution Adjustments. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of such stock, (ii) subdivide or split its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or
(iv) issue by reclassification of its shares of Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate shall be multiplied by a dilution adjustment equal to the number of shares of Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto), or fraction thereof, that a shareholder who held one share of Common Stock immediately prior to such event would be entitled solely by reason of such event to hold immediately after such event.

            In addition, if the Company shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (as defined below) (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the time (determined as described below) the adjustment is calculated by reason of the issuance of such rights or warrants plus the number of additional shares offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the time such adjustment is calculated plus the number of additional shares that the aggregate offering price of the shares so offered for subscription or purchase would purchase at the Then-Current Market Price. To the extent that, after expiration of such rights or warrants, the shares offered thereby shall not have been delivered, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the foregoing adjustment been made upon the basis of delivery of only the number of shares of Common Stock actually delivered. The "Then-Current Market Price" of the Common Stock means the average Closing Price per share of Common Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is calculated (or, in the case of an adjustment calculated at the opening of business on the business day following a record date, as described below, immediately prior to the earlier of the time such adjustment is calculated and the related "ex-date" on which the shares of Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Common Stock prior to such five Trading Days shall be the Then-Current Market Price.

            Further, if the Company shall pay a dividend or make a distribution to all holders of Common Stock, in either case, of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in shares of Common Stock) or issue to all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the previous paragraph), then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the Then-Current Market Price per share of Common Stock, and the denominator shall be such price less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is calculated of the portion of such evidences of indebtedness, non-cash assets or rights or warrants payable in respect of one share of Common Stock.

            Further, if the Company distributes cash (other than any Permitted Dividend (as defined below), any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event (as defined below) ("Excluded Distributions")), by dividend or otherwise, to all holders of Common Stock or makes an Excess Purchase Payment (as defined below) then the Exchange Rate shall be multiplied by a dilution adjustment equal to a fraction, of which the numerator shall be the Then-Current Market Price on such record date or payment date and of which the denominator shall be such price less the amount of such distribution applicable to one share of Common Stock that would not be a Permitted Dividend (or in the case of an Excess Purchase Payment, less the aggregate amount of such Excess Purchase Payment divided by the number of outstanding shares of Common Stock on the relevant payment date). For purposes of these adjustments, (a) the term "Permitted Dividend" means any quarterly cash dividend in respect of the Common Stock to the extent that the per share amount of such dividend does not exceed $ , and (b) the term "Excess Purchase Payment" means the excess, if any, of
(i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) of all other consideration paid by the Company with respect to one share of Common Stock acquired in a tender offer or exchange offer by the Company over (ii) the Then-Current Market Price per share of Common Stock.

            If any adjustment in the Exchange Rate is required to be calculated as described above, corresponding adjustments to the Appreciation Threshold Price, the Initial Price and the Downside Protection Threshold Price shall be calculated.

            Dilution adjustments shall be calculated: (i) in the case of any dividend, distribution or issuance described above, at the opening of business on the business day following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Company; (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of such transaction; (iii) in the case of any Excess Purchase Payment for which the Company shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price for such shares to be repurchased, on the date of such announcement; and (iv) in the case of any other Excess Purchase Payment, on the date that the holders of Common Stock become entitled to payment with respect thereto. There will be no adjustment under the Contracts in respect of any dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase shall subsequently be cancelled by the Company, or such dividend, distribution or issuance shall fail to receive requisite approvals or shall fail to occur for any other reason, or any repurchase shall fail to occur, then the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the calculation for such adjustment for such dividend, distribution, issuance or repurchase not been made. All adjustments described herein shall be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

            In the event of (A) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), the Exchange Rate will be adjusted such that, on the Exchange Date, each Holder will receive for each Security cash in an amount equal to (i) if the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Downside Protection Threshold Price, the Initial Price,
(ii) if the Transaction Value is greater than or equal to the Appreciation Threshold Price, 0.x multiplied by the Transaction Value and (iii) if the Transaction Value is less than the Downside Protection Threshold Price, 1.xx multiplied by the Transaction Value. Notwithstanding the foregoing, to the extent that any Marketable Securities (as defined below) are received by holders of Common Stock in such Reorganization Event, then in lieu of delivering cash as provided above, the Sellers may at their option deliver a proportional amount of such Marketable Securities. If a Seller elects to deliver Marketable Securities, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such securities.

            "Transaction Value" means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of Common Stock, (ii) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any Marketable Securities received in any such Reorganization Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of such securities received for each share of Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause (iii) shall be based on the most recently available Closing Price for the Marketable Securities prior to such 20 Trading Days. The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described above shall occur with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.

            "Marketable Securities" means any common equity securities listed on a U.S. national securities exchange or reported by The Nasdaq National Market.

            No dilution adjustments will be made for events, other than those described above, such as offerings of Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

            Collateral Arrangements; Acceleration.   Each Seller's
obligations under its Contract will be secured by a security interest in the maximum number of shares of Common Stock subject to such Contract (i.e., 1.xx times the initial number of shares of Common Stock subject to such Seller's Contract, subject to adjustment in accordance with the dilution adjustment provisions of such Contract, described above) pursuant to a Security and Pledge Agreement between such Seller and _______ (the
Custodian), as collateral agent.   Unless a Seller is in default in its
obligations under the Security and Pledge Agreement, the Seller will be permitted to substitute for the pledged shares of Common Stock collateral
consisting of short-term, direct obligations of the U.S. Government.   Any
U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the following business day, as described below, 200%) of the product of the market price of the Common Stock at the time of each valuation times the number of shares of Common Stock for which such obligations are being substituted. Each Collateral Agreement will provide that, in the event of a Reorganization Event, the relevant Seller will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of shares of Common Stock subject to such Seller's Contract at the time of the Reorganization Event, plus U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 105% of the Seller's Cash Delivery Obligations. Each Seller's "Cash Delivery Obligations" shall be the Transaction Value of any consideration other than Marketable Securities received by such Seller in respect of the maximum number of shares subject to such Seller's Contract at the time of the Reorganization Event. The number of shares of Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. Each Seller will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any Reorganization Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the following business day, as described below, 200%) of the product of the market price per share of Marketable Securities at the time of each valuation times the number of shares of Marketable Securities for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the relevant Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the relevant Seller would cause the collateral to become insufficient under the Collateral Agreement. Each Seller shall have the right to vote any pledged shares of Marketable Securities for so long as such shares are owned by it and pledged under such Seller's Collateral Agreement, including after an event of default under such Seller's Contract or Collateral Agreement.

            If the Collateral Agent shall determine (an "Insufficiency Determination") that U.S. Government obligations pledged as substitute collateral shall fail to meet the foregoing requirements at any valuation, or that any Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or shares of Marketable Securities subject to such Seller's Contract, and such failure shall not be cured by the close of business on the following business day, then, unless a Collateral Event of Default (as defined below) under such Seller's Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of such Seller's collateral consisting of U.S. Government obligations and
(ii) purchases, using the proceeds of
such sales, of shares of Common Stock or shares of Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under such Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under such Collateral Agreement shall have occurred and be continuing. A "Collateral Event of Default" under any Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to the relevant Seller's Contract at such time (or, if a Reorganization Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Common Stock (or shares of Marketable Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of Common Stock (or the then-current market price per share of Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Common Stock (or shares of Marketable Securities) subject to the relevant Seller's Contract at such time and (y) the number of shares of Common Stock (or shares of Marketable Securities) pledged as collateral at such time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities shall have been delivered, failure of the U.S. Government obligations pledged in respect of the relevant Seller's Cash Delivery Obligations to have a market value at such time of at least 105% of such Cash Delivery Obligations, if such failure shall not be cured within one business day after notice thereof is delivered to the relevant Seller.

            The occurrence of a Collateral Event of Default under any Collateral Agreement, or the bankruptcy or insolvency of any Seller, will cause an automatic acceleration of each Seller's obligations under each Contract. In any such event, each Seller will become obligated to deliver shares of Common Stock (or, after a Reorganization Event, Marketable Securities or cash or a combination thereof) having an aggregate value equal to the "Aggregate Acceleration Value" under its Contract. The Aggregate Acceleration Value for each Contract will be based on an "Acceleration Value" determined by the Administrator on the basis of quotations from independent dealers. Each quotation will be for the amount that would be paid to the relevant dealer in consideration of an agreement between the Trust and such dealer that would have the effect of preserving the Trust's rights to receive Common Stock (or, after a Reorganization Event, the alternative consideration provided under the Contract) under a portion of such Contract that corresponds to an initial number of shares of Common Stock equal to 1,000. The Administrator will request quotations for each Contract from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided for any Contract, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be equal to such quotation. The Aggregate Acceleration Value for each Contract will be computed by dividing the Acceleration Value by 1,000 and multiplying the quotient by the initial number of Common Stock subject to such Contract, except that, if no quotations are provided, the Aggregate Acceleration Value will be (A) the market price per share of Common Stock on the acceleration date times the number of shares of Common Stock that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date or (B) after a Reorganization Event, the value of the alternative consideration that would be required to be delivered on such date under the Contract if the Exchange Date were redefined to be the acceleration date. Upon the occurrence of a Collateral Event of Default or the bankruptcy or insolvency of any Seller, the Common Stock (or, after a Reorganization Event, Marketable Securities or cash or a combination thereof) deliverable for each Security will be based solely on the Aggregate Acceleration Value described above for each Contract.

            Upon any acceleration, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders, with respect to each Seller's Contract, the Aggregate Acceleration Value under such Contract, in the form of shares of Common Stock then pledged by that Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after a Reorganization Event, in the form of Marketable Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by Common Stock (or, after a Reorganization Event, cash or Marketable Securities) sufficient to meet the obligations under any Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders, with respect to such Contract, the market value of the Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by the relevant Seller plus cash generated from the liquidation of U.S. Government obligations then pledged by such Seller (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged). See "-- Trust Termination".

            Description of Sellers. The Sellers are ____________________. [Reference is made to the caption "Selling Shareholders" in the Annex A Prospectus for information about the Sellers.]

The U.S. Treasury Securities

            The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the Securities and the payment dates thereof. In the event that the Contracts are accelerated or are disposed of as described under the caption "Management Administration of the Trust--Trustees", then any such U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and distributed pro rata to the Holders, together with the amounts distributed upon acceleration or any consideration received by the Trust upon disposition of the Contracts. See "-- Collateral Arrangements; Acceleration" and "--Trust Termination".

Temporary Investments

            For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day preceding the next following distribution date.

Investment Restrictions

            As a matter of fundamental policy, the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contracts and the Common Stock or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the Securities; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

Trust Termination

            The Trust will terminate automatically on or shortly after the Exchange Date. Alternatively, in the event that the Contracts are accelerated or are disposed of as described under the caption "Management and Administration of the Trust -- Trustees", then any U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and distributed pro rata to the Holders, together with the amounts distributed upon acceleration or any consideration received by the Trust upon disposition of the Contracts, and the Trust shall be terminated. See "-- Collateral Arrangements; Acceleration" and "--The U.S. Treasury Securities".


                                RISK FACTORS

Internal Management; No Portfolio Management

            The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. As a result, the Trust will continue to hold the Contracts despite significant declines in the market price of the Common Stock or adverse changes in the financial condition of the Company (or, after a Reorganization Event, comparable developments affecting any Marketable Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.

Limited Appreciation Potential; Common Stock Depreciation Risk

            The Trust anticipates that on the Exchange Date it will receive the Common Stock deliverable pursuant to the Contracts, which it will then
distribute to Holders.   Although the yield on the Securities is higher
than the current dividend yield on the Common Stock, there is no assurance that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, because the Contracts call for the Sellers to deliver less than the full number of shares of Common Stock subject to the Contracts where the Current Market Price exceeds the Initial Price (and therefore less than one full share of Common Stock for each outstanding Security), the Securities have more
limited appreciation potential than the Common Stock.   Therefore, the
Securities may trade below the value of the Common Stock if the Common Stock appreciates in value. Although an investment in Securities does afford protection from the depreciation of the Common Stock to the extent
that the Current Market Price does not fall below   % of the Initial Price,
and more limited protection below such percentage, the value of the Common Stock to be received by Holders on the Exchange Date (and any cash received in lieu thereof) may be less than the amount paid for the Securities.

Dilution Adjustments; Shareholder Rights

            The number of shares of Common Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies -- The Contracts -- Dilution Adjustments". The number of shares to be received by Holders may not be adjusted for other events, such as offerings of Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Common Stock and, because of the relationship of the amount to be received pursuant to the Contracts to the price of the Common Stock, such other
events may adversely affect the trading price of the Securities.   There
can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Common Stock in the future, or as to the amount of any
such offerings or sales.   In addition, until the receipt of the Common
Stock by Holders as a result of the exchange of the Securities for the Common Stock, Holders will not be entitled to any rights with respect to the Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

Trading Value; Listing

            The Trust is a newly organized closed-end investment company with no previous operating history and the Securities are innovative securities. It is not possible to predict how the Securities will trade in the secondary market. The trading price of the Securities may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

            Shares of closed-end investment companies frequently trade at a premium to or discount from net asset value. Based on its assets and the market in which the Securities are expected to trade, the Trust believes the Securities are unlikely to trade at a premium to or discount from net asset value. The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of shares of Common Stock to be delivered on the Exchange Date, the Securities will tend to trade at a premium to the market value of the Common Stock to the extent the Common Stock price falls and at a discount to the market value of the Common Stock to the extent the Common Stock price rises.

            Goldman Sachs currently intend, but are not obligated, to make a market in the Securities. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the Securities. Application will be made to list the Securities on the [NYSE]. Assuming the acceptance of such application, there can be no assurance that the Securities will not later be delisted or that trading in the Securities on the [NYSE] will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the Securities on another national securities exchange or for quotation on another trading market. If the Securities are not listed or traded on any securities exchange or trading market, or if trading of the Securities is suspended, pricing information for the

Securities may be more difficult to obtain, and the price and liquidity of the Securities may be adversely affected.

Non-Diversified Status

            The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Since the only securities held or received by the Trust will be U.S. Treasury securities and the Contracts or other assets consistent with the terms of the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.


                       DESCRIPTION OF THE SECURITIES


            Each Security represents an equal proportional interest in the
Trust, and a total of            Securities will be issued.  Upon
liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The Securities have no preemptive, redemption or conversion rights. Securities are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the Securities offered hereby and those sold to the initial Holder referred to below. See "Underwriting". The Securities will be in registered form.

            Holders are entitled to a full vote for each Security held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Goldman Sachs, as the initial Holder of the Trust. The Trust intends to hold annual meetings as required by the rules of the [NYSE]. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Trust Agreement. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of record of 10% of the Securities or to vote on other matters upon the written request of the Holders of record of 51% of the Securities (unless substantially the same matter was voted on during the preceding 12 months). The Trust will also assist in communications with other Holders as required by the Investment Company Act.


                 MANAGEMENT AND ADMINISTRATION OF THE TRUST

Trustees

            The Trust will be internally managed by [three] Trustees.
Under the provisions of the Code applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and termination of the Trust.

            The names of the persons who have been elected by Goldman Sachs, the initial Holder of the Trust, and who will serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.


                                                        Principal Occupation
 Name, Age and Address         Title                   During Past Five Years

                               Managing Trustee
                               Trustee
                               Trustee

            Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by the Seller, on behalf of the Trust, in respect of its annual fee and
anticipated out-of-pocket expenses, a one-time, up-front fee of $     .
The Trust's Managing Trustee will also receive an additional up-front fee
of $      for serving in that capacity.  The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

Administrator

            The day-to-day affairs of the Trust will be managed by
                 as Trust Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on Securities as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator, however, will not select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contracts or the settlement of the Contracts at the Exchange Date and upon termination of the Trust).

            The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

            Except for its roles as Administrator, custodian, paying agent, registrar and transfer agent for the Trust, ______________________ has no other affiliation with, and is not engaged in any other transactions with, the Trust.

            The address of the Administrator is ______________.

Custodian

            The Trust's custodian (the "Custodian") is pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as collateral agent under the Security and Pledge Agreement and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contracts.

Paying Agent

            The transfer agent, registrar and paying agent (the "Paying
Agent") for the Securities is                   pursuant to a paying agent
agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

Indemnification

            The Trust will indemnify each Trustee, the Paying Agent, the Administrator and the Custodian, with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Paying Agent, Administrator or Custodian, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Goldman Sachs has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, as Administrator, the Custodian or the Paying Agent. Goldman Sachs will in turn be reimbursed by the Sellers for all such reimbursements paid by it.

Distributions

            The Trust intends to distribute to Holders on a quarterly basis the proceeds of the U.S. Treasury securities held by the Trust, net of any Trust expenses. The first distribution, reflecting the Trust's operations
from the date of this offering, will be made on    , 1996 to Holders of
record as of    , 1996.  Thereafter, distributions will be made on      ,
      and       of each year to Holders of record as of each and      ,
respectively. Upon termination of the Trust as described under the caption "Investment Objective and Policies -- Trust Termination", each Holder will receive any remaining net assets of the Trust.

Estimated Expenses

            At the closing of this offering the Sellers will pay at to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, Securities certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the Securities for sale in the
various states.  Organization costs of the Trust in the amount of $   ,
offering costs estimated to be $    , and the aggregate of the one-time,
up-front payments described above in the amount of $      , will be paid
from the proceeds of the offering of the Securities.

            The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by Goldman Sachs or, in event of their failure to pay such amounts, the Trust. Goldman Sachs will be reimbursed by the Sellers for all fees and expenses of the Trust paid by it.


                 CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

            The following summary of the principal United States federal income tax consequences of ownership of Securities is based upon the opinion of Sullivan & Cromwell, special tax counsel to the Trust. It deals only with Securities held as capital assets by a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect.

            Prospective purchasers of Securities should consult their own tax advisors concerning the consequences, in their particular circumstances, under the Code and the laws of any other taxing jurisdiction, of ownership of Securities.

            A United States Holder is a beneficial owner who or that is
(i) a citizen or resident of the United States, (ii) a domestic corporation or (iii) otherwise subject to United States federal income taxation on a net income basis in respect of Securities.

            Tax Status of the Trust. The Trust will be treated as a grantor trust for federal income tax purposes, and each Holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts in the Trust under the grantor trust rules of the Code. Income received by the Trust will be treated as income of the Holders in the manner set forth below.

            Recognition of Interest on the U.S. Treasury Securities. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security in the Trust as a bond that was originally issued on the date the Holder purchased its Securities at an original issue discount equal to the excess of the Holder's pro rata portion of the amounts payable on such U.S. Treasury security over the Holder's tax basis therefor (determined as described below). The amount of such excess, however, will constitute only a portion of the total amounts payable in respect of U.S. Treasury securities held by the Trust and, consequently, a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Investment Objective and Policies -- General".

            A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. The Holder's tax basis in a U.S. Treasury security will be increased by the amounts of any original issue discount included in income by the Holder with respect to such U.S. Treasury security.

            Tax Basis of the U.S. Treasury Securities and the Contracts. The cost to a Holder of its Securities will be allocated among the Holder's pro rata portions of the U.S. Treasury securities and the Contracts (in proportion to the fair market values thereof on the date on which the Holder acquires its Securities) in order to determine the Holder's tax
bases.  It is currently anticipated that   % and   % of the net
proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contracts, respectively.

            Treatment of the Contracts. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date, as having received a pro rata portion of the Common Stock or cash, Marketable Securities or a combination thereof delivered to the Trust or over the term of the Contracts.

            Distribution of the Common Stock. The delivery of Common Stock pursuant to the Contracts will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash in lieu of fractional shares of Common Stock distributed upon termination of the Trust. Each Holder's basis in its Common Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any fractional shares of Common Stock for which cash is received.

            Distribution of Cash or Marketable Securities. If the Sellers elect the Cash Settlement Option or, as a result of a Reorganization Event, cash, Marketable Securities, or a combination of cash and Marketable Securities is delivered pursuant to the Contracts, a Holder will have taxable gain or loss upon receipt equal to the difference between the amount of cash received, including cash received in lieu of fractional shares of Marketable Securities, and its basis in its pro rata portion of the Contracts allocable to any shares of Common Stock for which such cash or fractional shares of Marketable Securities were received. Any gain or loss will be capital gain or loss and, if the Holder has held the Securities for more than one year, such gain or loss will be long-term capital gain or loss. A Holder's basis in any Marketable Securities received will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any shares of Common Stock for which cash or fractional shares of Marketable Securities were received. See "Investment Objective and Policies -- The Contracts".

            Sale of Securities. Upon a sale of all or some of a Holder's Securities, a Holder will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contracts underlying the Securities. The selling Holder will recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Holder has held the Securities for more than one year.

            Fees and Expenses. A Holder's pro rata portion of the expenses in connection with the organization of the Trust, Underwriters' Compensation and other offering expenses should be includible in the cost to the Holder of the Securities. However, there can be no assurance that the Internal Revenue Service will not take a contrary view. If the Service were to prevail in treating such expenses as excludible from the Holder's cost of the Securities, such expenses would not be includible in the basis of the assets of the Trust and should instead, subject to the 2% floor and other applicable limitations on miscellaneous itemized deductions for individual Holders, be amortizable over the term of the Trust.

            Branch Profits Tax. In the case of a United States Holder that is a foreign corporation for which interest or gain with respect to Securities is effectively connected with such Holder's trade or business in the United States, such interest or gain will be included in the earnings and profits of such Holder in determining such Holder's U.S. branch profits tax liability.

Backup Withholding and Information Reporting

            The payments of principal and interest (including original issue discount) on, and the proceeds received from the sale of, Securities may be subject to U.S. backup withholding tax at the rate of 31% if the Holder thereof fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against such Holder's U.S. federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

            After the end of each calendar year, the Trust will furnish to each record Holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust and relating to the fees and expenses paid by the Trust. The Trust will also furnish annual information returns to each record Holder of the Securities and to the Internal Revenue Service.

                                UNDERWRITING

            Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to each of the Underwriters named below (the "Underwriters"), and each of the Underwriters, for whom Goldman Sachs are acting as Representative, has severally agreed to purchase from the Trust, the respective number of Securities set forth opposite its name below:

Underwriter                                            Number of Securities
    Goldman, Sachs & Co.



                                                            Total



            Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the Securities offered hereby, if any are taken.

            The Underwriters propose to offer the Securities in part directly to the public at the price to the public set forth on the cover page of this Prospectus and in part to certain securities dealers at such
price less a concession of $      per Security.  The Underwriters may
allow, and such dealers may re-allow, a concession not in excess of $ per Security to certain brokers and dealers. After the Securities are released for sale to the public, the offering price and other selling terms may from time to time be varied by the Underwriters.

            In light of the fact that proceeds from the sale of the Securities will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters the Underwriters' Compensation of $_____ per Security.

            The Trust and the Sellers have granted the Underwriters an option exercisable for 30 calendar days after the date of this Prospectus to purchase up to an aggregate of _____ additional Securities solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each Security so purchased. In addition, in connection with any such exercise, the Underwriters have severally agreed, subject to certain conditions, to purchase approximately the same percentage thereof that the number of the Securities to be purchased by each of them, as shown
in the foregoing table, bears to the          Securities initially offered.


            The Company and the Sellers have agreed not to offer, sell or otherwise dispose of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, other than
(i) in certain permitted private sale transactions, (ii) pursuant to existing or prospective employee stock option plans previously disclosed to the Underwriters and (iii) certain gifts to donees who have agreed not to offer, sell or otherwise dispose of shares of Common Stock as set forth herein, until 90 days from the date of this Prospectus without the prior written consent of Goldman Sachs on behalf of the Underwriters.

            The Securities will be a new issue of securities with no establishing trading market. Application has been made to list the Securities on the [New York] Stock Exchange. Goldman Sachs have advised the Company that they intend to make a market in the Securities, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Securities.

            The Trust and the Sellers have agreed to indemnify the several Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933.

            Securities have been subscribed for by Goldman Sachs at an aggregate purchase price of $100,000. No Securities will be sold to the public until the Securities subscribed for have been purchased and the purchase price thereof paid in full to the Trust.


                           VALIDITY OF SECURITIES

            The validity of the Securities will be passed upon for the Trust and the Underwriters by their counsel, Sullivan & Cromwell, 125 Broad Street, New York, New York 10004.


                                  EXPERTS

            The financial statement included in this Prospectus has been
audited by                , independent accountants, as stated in their
opinion appearing herein, and has been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


                            FURTHER INFORMATION

            The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities offered hereby. Further information concerning the Securities and the Trust may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Securityholders of [Name of Company] Automatic Common Exchange Security Trust:

            We have audited the accompanying statement of assets and liabilities of [Name of Company] Automatic Common Exchange Security Trust
as of         , 1996.   This financial statement is the responsibility of
the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

            We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management, as well as evaluating the overall financial statement presenta-tion. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

            In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of [Name
of Company] Automatic Common Exchange Security Trust, as of          , 1996
in conformity with generally accepted accounting principles.


                                                [Accountants]


New York, New York
        , 1996

         [NAME OF COMPANY] AUTOMATIC COMMON EXCHANGE SECURITY TRUST
                    STATEMENT OF ASSETS AND LIABILITIES
                                       , 1996

ASSETS

Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $100,000
Deferred organizational expenses (Note 2) . . . . . . . . . . .   _______
            Total assets  . . . . . . . . . . . . . . . . . . .

LIABILITIES

Organizational expenses payable (Note 2)  . . . . . . . . . . . .   _______

NET ASSETS (Note 2)

Balance applicable to                 Securities outstanding  .    $_______
Net asset value per Security  . . . . . . . . . . . . . . . .   $

___________________________

(1) The Trust was established on _____ __, 1996 and is registered as a non-diversified, closed-end management investment company under the Investment
                        Company Act of 1940.   The Trust has entered into
                        an agreement with                    to act as
                        trust administrator, custodian, paying agent, registrar and transfer agent at a fee of $ per annum, payable up front.

(2)                     Costs incurred by the Trust in connection with its
                        organization, estimated at $          , will be
                        payable upon completion of the offering and will be expended during the first year of operations.
                        Offering expenses, estimated at                  ,
                        will be payable upon completion of the offering and will be charged to capital upon the commencement of operations of the Trust.


      No person has been authorized to give
      any information or make any
      representations other than those
      contained in this Prospectus, and, if
      given or made, such information or
      representations must not be relied upon
      as having been authorized.  This
      Prospectus does not constitute an offer
      to sell or a solicitation of any offer
      to buy any securities other than the
      securities to which it relates or any
      offer to sell or the solicitation of any
      offer to buy such securities in any
      circumstances in which such offer or
      solicitation is unlawful.   Neither the
      delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Trust since the date hereof or that the information contained herein is correct as of any time subsequent to its date.



                   _______________


                  TABLE OF CONTENTS
                                           Page

      Prospectus Summary  . . . . . . . .     3
      The Trust . . . . . . . . . . . . .     9
      Use of Proceeds . . . . . . . . . .     9
      Investment Objective and Policies .     9
      Risk Factors  . . . . . . . . . . .    19
      Description of the Securities . . .    21
      Management and Administration of the
          Trust . . . . . . . . . . . . .    21
      Certain Federal Income Tax
          Considerations  . . . . . . . .    24
      Underwriting  . . . . . . . . . . .    27
      Validity of Securities  . . . . . .    28
      Experts . . . . . . . . . . . . . .    28
      Further Information . . . . . . . .    28
      Report of Independent Accountants .    29
      Statement of Assets and Liabilities    30

                   ______________

        Until                , 1996 (25 days
      after the date of this Prospectus), all
      dealers effecting transactions in the
      Securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                    Shares

       [Name of Company] Automatic Common
             Exchange Security Trust

             $  .   Automatic Common
               Exchange Securities

                   __________

                   PROSPECTUS
                   __________





               Goldman, Sachs & Co. C-1
                                   PART C

                             OTHER INFORMATION


Item 24.    Financial Statements and Exhibits

      (a)   Financial Statements

            Part A - Report of Independent Accountants.
                   Statement of Assets and Liabilities.

            Part B - None.

      (b)   Exhibits

             2.a.(i)    Declaration of Trust

             2.a.(ii)   Certificate of Trust

            *2.d Form of Specimen Certificate of Automatic Common Exchange Security

            *2.h        Form of Underwriting Agreement

            *2.j        Form of Custodian Agreement

            *2.k.(i)    Form of Administration Agreement

            *2.k.(ii)   Form of Paying Agent Agreement

            *2.k.(iii)  Form of Purchase Contract

            *2.l        Opinion and Consent of Counsel to the Trust

            *2.n.(i) Tax Opinion of Counsel to the Trust (Consent contained in Exhibit 2.n.i)

            *2.n.(iii)  Consent of Independent Public Accountants

            *2.n.(iv)   Consents to Being Named as Trustee

            *2.p        Form of Subscription Agreement


________________
*     To be furnished by amendment.



Item 25.    Marketing Arrangements

      See the Form of Underwriting Agreement to be filed as Exhibit 2.h to this Registration Statement.

Item 26.    Other Expenses of Issuance and Distribution

            The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
Statement:


        Registration fees . . . . . . . . . . . . . . . . . . .     $3448.28

        New York Stock Exchange listing fee . . . . . . . . . .         *

        Printing (other than certificates)  . . . . . . . . . .         *

        Engraving and printing certificates . . . . . . . . . .         *

        Fees and expenses of qualification under
          state securities laws (excluding fees of counsel) . .         *

        Accounting fees and expenses  . . . . . . . . . . . . .         *

        Legal fees and expenses . . . . . . . . . . . . . . . .         *

        NASD fees . . . . . . . . . . . . . . . . . . . . . . .       1,500

        Miscellaneous . . . . . . . . . . . . . . . . . . . . .         *

                   Total  . . . . . . . . . . . . . . . . . . .     $

_______________
*  To be furnished by amendment.


Item 27.    Person Controlled by or under Common Control with Registrant

        Prior to January 19, 1996 the Trust had no existence. As of the effective date, the Trust will have entered into a Subscription Agreement for ________ Securities with Goldman, Sachs & Co. and an Underwriting Agreement with respect to ________ Securities with Goldman, Sachs & Co.


Item 28.    Number of Holders of Securities

Title of Class                                   Number of Record Holders

Automatically Convertible Equity Securities . . .           0


Item 29.    Indemnification

        The Underwriting Agreement, filed as Exhibit 2(h) to this
Registration Statement, provides for indemnification to the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30.    Business and Other Connections of Investment Adviser

                  Not Applicable


Item 31.    Location of Accounts and Records

        The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o Goldman, Sachs & Co.,
85 Broad Street, New York, New York 10004 and at the offices of        ,
the Registrant's Administrator, Custodian, paying agent, transfer agent and registrar.

Item 32.    Management Services

        Not applicable.


Item 33.    Undertakings

        (a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective;
(ii) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                 SIGNATURES



            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 19th day of January, 1996.



                                          AUTOMATIC COMMON EXCHANGE
                                            SECURITY TRUST




                                          By:  /s/ John P. McNulty
                                                   John P. McNulty

                                                      Trustee



            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person, in the capacities and on the date indicated.



           Name                        Title                      Date

   /s/ John P. McNulty     Principal Executive Officer,         January 19, 1996
       John P. McNulty     Principal Financial Officer,
                           Principal Accounting Officer
                           and Trustee

                               EXHIBIT INDEX






                                                                  Sequential
Exhibit                                                              Page
Number                           Description                        Number

  2.a.(i)                  Declaration of Trust

  2.a.(ii)                 Certificate of Trust

 *2.d                      Form of Specimen Certificate of
                           Automatic Common Exchange Security

 *2.h                      Form of Underwriting Agreement

 *2.j                      Form of Custodian Agreement

 *2.k.(i)                  Form of Administration Agreement

 *2.k.(ii)                 Form of Paying Agent Agreement

 *2.k.(iii)                Form of Purchase Contract

 *2.l                      Opinion and Consent of Counsel to the
                           Trust

 *2.n.(i)                  Tax Opinion of Counsel to the Trust
                           (Consent contained in Exhibit 2.n.i)

 *2.n.(iii)                Consent of Independent Public
                           Accountants

 *2.n.(iv)                 Consents to Being Named as Trustee

 *2.p                      Form of Subscription Agreement


*    To be furnished by amendment.